Exhibit 10.1
CONSENT TO EXTENSION AGREEMENT AND WAIVER
     This Consent to Extension Agreement and Waiver (this “Agreement”) dated as of March 15, 2007 is made by and among PEDIATRIX MEDICAL GROUP, INC., a Florida corporation, and certain of its subsidiaries and affiliates (collectively, the “Borrowers”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.
W I T N E S S E T H:
     WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of July 30, 2004 (as previously amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility, including a letter of credit facility and a swing line facility; and
     WHEREAS, the Company previously advised the Administrative Agent and the Lenders that it would not deliver the financial statements for the fiscal quarters ended June 30, 2006 and September 30, 2006 within the time provided by Section 6.01(b) of the Credit Agreement or the Compliance Certificate for each such quarter within the time provided by Section 6.02(b) of the Credit Agreement, and pursuant to that certain Consent to Extension Agreement dated as of December 14, 2006 (the “Prior Extension Agreement”) the parties thereto agreed to extend such delivery requirement until March 15, 2007; and
     WHEREAS, the Company has now advised the Administrative Agent and the Lenders that it will not deliver (a) the financial statements for the fiscal quarters ended June 30, 2006 and September 30, 2006 within the time provided by Section 6.01(b) of the Credit Agreement, (b) the financial statements for the fiscal year ended December 31, 2006 within the time provided by Section 6.01(a) of the Credit Agreement or the related certificate of its independent certified public accountants certifying such financial statements (the “Accountants’ Certificate”) within the time provided by Section 6.02(a) of the Credit Agreement, or (c) the Compliance Certificates for such quarters and fiscal year within the time provided by Section 6.02(b) of the Credit Agreement, as certain of such times were previously extended by the Prior Extension Agreement, and the Company has therefore requested that the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders consent to extend the time for delivering all such financial statements, Compliance Certificates and the Accountants’ Certificate until May 15, 2007, and the parties hereto are willing so to consent to the extension of each such delivery pursuant to Section 10.01 of the Credit Agreement until such time on the terms and conditions set forth in this Agreement;

     WHEREAS, the Company has further advised the Administrative Agent that it did not deliver the annual budget required by Section 6.01(c) of the Credit Agreement for the fiscal year ending December 31, 2007 (the “2007 Budget”) within the time period provided therefor, and has requested that the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders waive an Default or Event of Default arising from such delay in the delivery of the 2007 Budget (the “Specified Event of Default”);
     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Consent to Extension. Subject to the terms and conditions set forth herein, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Required Lenders consent to the extension of the time for delivery of the financial statements for the fiscal quarters of the Company ended June 30, 2006 and September 30, 2006 pursuant to Section 6.01(b) of the Credit Agreement, the financial statements for the fiscal year of the Company ended December 31, 2006 pursuant to Section 6.01(a) of the Credit Agreement and the Compliance Certificates for each such period pursuant to Section 6.02(b) of the Credit Agreement, until May 15, 2007 and the Accountants’ Certificate pursuant to Section 6.02(a), until May 15, 2007; provided that such consent shall only apply to an extension for the financial statements required by Section 6.01(a) or (b) of the Credit Agreement, as applicable, and the Compliance Certificates required by Section 6.02(b) of the Credit Agreement for the fiscal quarters ended June 30, 2006 and September 30, 2006 and the fiscal year ended December 31, 2006 and the Accountants’ Certificate for the fiscal year ended December 31, 2006.
     2. Waiver. Subject to the terms and conditions set forth herein, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Required Lenders hereby waive the Specified Event of Default; provided that (a) such waiver shall only apply to any Default or Event of Default arising directly from the failure to deliver the 2007 Budget within the time provided by Section 6.01(c) of the Credit Agreement therefor, and not to any other Default or Event of Default, and (b) the waiver contained in this Paragraph 2, shall terminate, and the Specified Event of Default shall immediately become an Event of Default, if the Company does not deliver the 2007 Budget on or prior to May 15, 2007.
     3. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the consent to extension of time and waiver provided herein are subject to the satisfaction of the following conditions precedent, after which such satisfaction the consent to extension of time herein provided shall be deemed to be effective:
     (a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:
     (i) an original or facsimile (promptly followed by originals) executed counterpart of this Agreement, duly executed by each Borrower, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Required Lenders; and

     (ii) such other documents, instruments, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request;
     (b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) invoiced to date shall have been paid in full.
     4. Consent and Continued Enforceability. Each Borrower hereby consents, acknowledges and agrees to the consent to extension of time and the waiver set forth herein and hereby confirms and ratifies in all respects its obligations under the Credit Agreement and each other Loan Document (including without limitation the continuation of such Borrower’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the consent to extension of time contemplated hereby) and the enforceability of each such Loan Document against such Borrower in accordance with its terms.
     5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) Except to the extent that such representations and warranties relate to the existence, outcome or circumstances surrounding the previously disclosed review of the Company’s stock option practices and any adjustments that may need to be made to its financial statements as a result thereof, the representations and warranties made by each Borrower in Article V of the Credit Agreement and in each of the other Loan Documents to which such Borrower is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, and except that for purposes of this Paragraph 5, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement (it being understood that for purposes of this Agreement, the most recent financial statements delivered pursuant to Section 6.01(b) of the Credit Agreement are those attached to the preliminary Compliance Certificate delivered by the Company to the Administrative Agent on or prior to the date hereof for the fiscal year ended December 31, 2006 (the “Preliminary Compliance Certificate”), and the Schedule 5.05 referred to in Section 5.05 of the Credit Agreement is updated as provided on such Preliminary Compliance Certificate);
     (b) Other than the matters set forth on Schedule 5.06 of the Credit Agreement and the existence or circumstances surrounding the previously disclosed review of the Company’s stock option practices, since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect;
     (c) The Persons appearing as Borrowers on the signature pages to this Agreement constitute all Persons who are required to be Borrowers pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all

Persons who became Material Subsidiaries or were otherwise required to become Borrowers after the Closing Date, and each of such Persons has become and remains a party to the Credit Agreement as a Borrower;
     (d) This Agreement has been duly authorized, executed and delivered by the Borrowers party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
     (e) No Default or Event of Default has occurred and is continuing.
     6. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
     7. Full Force and Effect of Agreement. After giving effect to the consent herein provided, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
     9. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.
     10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS: PEDIATRIX MEDICAL GROUP, INC.,
a Florida corporation

By:	/s/ Karl B. Wagner
	Name:	Karl B Wagner
	Title:	Chief Financial Officer

ALASKA NEONATOLOGY ASSOCIATES, INC.
ASSOCIATES IN NEONATOLOGY, INC.
AUGUSTA NEONATOLOGY ASSOCIATES, P.C.
BNA ACQUISITION COMPANY, INC.
CENTRAL OKLAHOMA NEONATOLOGY ASSOCIATES, INC.
CNA ACQUISITION CORP.
FLORIDA REGIONAL NEONATAL ASSOCIATES, INC.
FOOTHILL MEDICAL GROUP, INC.
FORT WORTH NEONATAL ASSOCIATES BILLING, INC.
GNPA ACQUISITION COMPANY, INC.
MAGELLA HEALTHCARE CORPORATION
MAGELLA HEALTHCARE GROUP, L.P.
MAGELLA MEDICAL ASSOCIATES BILLING, INC.
MAGELLA MEDICAL ASSOCIATES MIDWEST, P.C.
MAGELLA MEDICAL ASSOCIATES OF GEORGIA, P.C.
MAGELLA MEDICAL GROUP, INC.
MAGELLA NEVADA, LLC

By:	/s/ Karl B. Wagner
	Name:	Karl B Wagner
	Title:	Attorney-in-Fact

MAGELLA TEXAS, LLC
MNPC ACQUISITION COMPANY, INC.
MNPC ACQUISITION COMPANY, INC.
MOUNTAIN STATES NEONATOLOGY, INC.
NACF ACQUISITION COMPANY, INC.
NEONATAL AND PEDIATRIC INTENSIVE CARE
     MEDICAL GROUP, INC.
NEONATOLOGY ASSOCIATES BILLING, INC.
NEONATAL SPECIALISTS, LTD.
NSPA ACQUISITION COMPANY, INC.
OBSTETRIX ACQUISITION COMPANY OF ARIZONA, INC.
OBSTETRIX ACQUISITION COMPANY OF COLORADO, INC.
OBSTETRIX MEDICAL GROUP OF ARIZONA, P.C.
OBSTETRIX MEDICAL GROUP OF CALIFORNIA,
      A PROFESSIONAL CORPORATION
OBSTETRIX MEDICAL GROUP OF COLORADO, P.C.
OBSTETRIX MEDICAL GROUP OF KANSAS AND
      MISSOURI, P.A.
OBSTETRIX MEDICAL GROUP OF PHOENIX, P.C.
OBSTETRIX MEDICAL GROUP OF TEXAS BILLING, INC.
OBSTETRIX MEDICAL GROUP OF WASHINGTON, INC., P.S.
OBSTETRIX MEDICAL GROUP, INC.
OZARK NEONATAL ASSOCIATES, INC.
PALM BEACH NEO ACQUISITIONS, INC.
PASCV ACQUISITION COMPANY, INC.
PEDIATRIX ACQUISITION COMPANY OF OHIO, INC.

By:	/s/ Karl B. Wagner
	Name:	Karl B Wagner
	Title:	Attorney-in-Fact

PEDIATRIX ACQUISITION COMPANY OF
      WASHINGTON, INC.
PEDIATRIX FLORIDA LLC
PEDIATRIX MEDICAL GROUP NEONATOLOGY
      AND PEDIATRIC INTENSIVE CARE SPECIALISTS
      OF NEW YORK, P.C.
PEDIATRIX MEDICAL GROUP OF ARKANSAS, P.A.
PEDIATRIX MEDICAL GROUP OF CALIFORNIA,
      A PROFESSIONAL CORPORATION
PEDIATRIX MEDICAL GROUP OF COLORADO, P.C.
PEDIATRIX MEDICAL GROUP OF DELAWARE, INC.
PEDIATRIX MEDICAL GROUP OF FLORIDA, INC.
PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C.
PEDIATRIX MEDICAL GROUP OF ILLINOIS, P.C.
PEDIATRIX MEDICAL GROUP OF INDIANA, P.C.
PEDIATRIX MEDICAL GROUP OF KANSAS, P.A.
PEDIATRIX MEDICAL GROUP OF KENTUCKY, P.S.C.
PEDIATRIX MEDICAL GROUP OF LOUISIANA, L.L.C.

By:	/s/ Karl B. Wagner
	Name:	Karl B Wagner
	Title:	Attorney-in-Fact

PEDIATRIX MEDICAL GROUP OF MICHIGAN, P.C.
PEDIATRIX MEDICAL GROUP OF MISSOURI, P.C.
PEDIATRIX MEDICAL GROUP OF NEW MEXICO, P.C.
PEDIATRIX MEDICAL GROUP OF NORTH
      CAROLINA, P.C.
PEDIATRIX MEDICAL GROUP OF OHIO CORP.
PEDIATRIX MEDICAL GROUP OF OKLAHOMA, P.C.
PEDIATRIX MEDICAL GROUP OF PENNSYLVANIA, P.C.
PEDIATRIX MEDICAL GROUP OF PUERTO RICO, P.S.C.
PEDIATRIX MEDICAL GROUP OF SOUTH
      CAROLINA, P.A.
PEDIATRIX MEDICAL GROUP OF TENNESSEE, P.C.
PEDIATRIX MEDICAL GROUP OF TEXAS
      BILLING, INC
PEDIATRIX MEDICAL GROUP OF WASHINGTON,
      INC., P.S.
PEDIATRIX MEDICAL GROUP, INC.,
      a Utah corporation
PEDIATRIX MEDICAL GROUP, P.A.
PEDIATRIX MEDICAL GROUP, P.C.,
      a Virginia corporation
PEDIATRIX MEDICAL GROUP, P.C.,
      a West Virginia corporation
PEDIATRIX MEDICAL MANAGEMENT, L.P.
PEDIATRIX MEDICAL SERVICES, INC.
PEDIATRIX OF MARYLAND, P.A.
PEDIATRIX SCREENING, INC.

By:	/s/ Karl B. Wagner
	Name:	Karl B Wagner
	Title:	Attorney-in-Fact

PEDIATRIX TEXAS I LLC
PEDIATRIX VIRGINIA ACQUISITION
      COMPANY, INC.
PERINATAL PEDIATRICS, P.A.
PMG ACQUISITION CORP.
PMGSC, P.A.
PNA ACQUISITION CO., INC.
POKROY MEDICAL GROUP OF NEVADA, LTD.
RPNA ACQUISITION COMPANY, INC.
SCPMC ACQUISITION CO.
SNCA ACQUISITION COMPANY, INC.
ST. JOSEPH NEONATOLOGY CONSULTANTS, INC.
TEXAS MATERNAL FETAL MEDICINE BILLING, INC.
TEXAS NEWBORN SERVICES, INC.
TUCSON PERINATAL SERVICES, P.C.

By:	/s/ Karl B. Wagner
	Name:	Karl B Wagner
	Title:	Attorney-in Fact

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Kevin L. Ahart
Name: Kevin L. Ahart
Title: Assistant Vice President

LENDERS: BANK OF AMERICA, N.A. as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Richard Hardison
Name: Richard Hardison
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION
By:	/s/ Jose M. Cruz
Name: Jose M. Cruz
Title: Senior Vice President

SUNTRUST BANK
By:	/s/ Helen C. Hartz
Name: Helen C. Hartz
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ S. Walker Choppin
Name: S. Walker Choppin
Title: S.V.P.

WACHOVIA BANK, N.A.
By:	/s/ Pantelis Klonaris
Name: Pantelis Klonaris
Title: Vice President, Associate RM

KEYBANK NATIONAL ASSOCIATION
By:	/s/ J.T. Taylor
Name: J.T. Taylor
Title: S.V.P.

UBS LOAN FINANCE LLC
By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Richard L. Tavrow

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

THE INTERNATIONAL BANK OF MIAMI, N.A.
By:	/s/ Panayiotis Ch. Zotos
Name: Panayiotis Ch. Zotos
Title: Senior Vice President

MERRILL LYNCH BANK USA
By:
Name:
Title:

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